UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934




                       October 16, 2003 (October 16, 2003)

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                Date of Report (Date of earliest event reported)



                              FORTUNE BRANDS, INC.
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             (Exact name of registrant as specified in its charter)



        Delaware                      1-9076                    13-3295276
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(State or other jurisdiction       (Commission                  (IRS Employer
     of incorporation)             File Number)              Identification No.)



                 300 Tower Parkway, Lincolnshire, Illinois            60069
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               (Address of principal executive offices)             (Zip Code)



Registrant's telephone number, including area code      (847) 484-4400
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                    INFORMATION TO BE INCLUDED IN THE REPORT



Item 7.  Financial Statements and Exhibits.
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         (c) Exhibits.
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             99. Press release of Registrant dated October 16,
2003.



Item 9. Regulation FD Disclosure (Information Furnished in this Item 9 is Furnished Pursuant to Item 12).
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                  Registrant is furnishing its press release dated October 16,
2003, which reports Registrant's third quarter 2003 results, pursuant to Item 12, "Results of Operation and Financial Conditions" of Form 8-K. The press release is included herewith as Exhibit 99 and is incorporated herein by reference.

                                    SIGNATURE
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                  Pursuant to the requirements of the Securities Exchange Act of
1934, as amended, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                      FORTUNE BRANDS, INC.
                                                     ---------------------
                                                         (Registrant)



                                                      By   /s/ C. P. Omtvedt
                                                      -------------------------
                                                      C. P. Omtvedt
                                                      Senior Vice President and
                                                       Chief Financial Officer




Date:  October 16, 2003


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                                  EXHIBIT INDEX



                                                        Sequentially
Exhibit                                                 Numbered Page
-------                                                 -------------


99.      Press release of Registrant dated
         October 16, 2003.